Deposits	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Deposits

Note 8. Deposits

The aggregate amount of time deposits in denominations of $100,000 or more at December 31, 2013 and 2012, was $32,846,552 and $33,247,833, respectively. At December 31, 2013, the scheduled maturities of total time deposits are as follows:

2014	$50,476,152
2015	18,994,065
2016	6,311,408
2017	3,366,344
2018	4,750,294

$83,898,263